FIRST FUNDS
FIRST CALIBER EQUITY
FIRST STERLNG INCOME
FIRST ELITE MONEY MARKET
Class A
Trust Class
Prospectus Supplement Dated August 1, 2007
To the Funds’ Prospectus dated August 28, 2006
     The following information supplements and supersedes any contrary information contained in the Prospectus:
     BISYS Fund Services Ohio, Inc. (“BISYS”), the Funds’ co-administrator, fund accounting agent and transfer agent, has changed its name to Citi Fund Services Ohio, Inc. (“CFSO”) in connection with the acquisition of BISYS Group, Inc., the parent company of BISYS, by a subsidiary of Citibank N.A. (“Citi”). In addition, the Board of Trustees of the Trust approved a new distribution agreement, effective August 1, 2007, with Foreside Distribution Services, L.P. (“Foreside”), which assumed certain services provided by BISYS Fund Services Limited Partnership, the Funds’ former distributor. No changes have been made with respect to the addresses stated in the Prospectus. Foreside is not affiliated with Citi, CFSO or the Funds’ Adviser or Sub-Adviser.